                                                             EXHIBIT (d)(6)

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                   AMENDMENT NO. 2 TO MASTER ADVISORY CONTRACT


     AMENDMENT NO. 2 to the Master Advisory Contract between Lutheran Brotherhood Research Corp. (the "Adviser") and The Lutheran Brotherhood Family of Funds (the "Trust"), dated as of November 1, 1993, as supplemented by letters dated June 8, 1996 and May 30, 1997 and Amendment No. 1 thereto dated December 3rd, 1998, (together, the "Advisory Contract"), effective as of the 3rd day of December, 1998.

                          W I T N E S S E T H:

     WHEREAS, the Adviser serves as investment adviser to the Lutheran Brotherhood Fund, Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Money Market Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood World Growth Fund and Lutheran Brotherhood Mid Cap Growth Fund (each, a "Fund" and collectively, the "Funds"), each a series of the Trust, pursuant to the Advisory Contract; and

     WHEREAS, Section 8(b) of the Advisory Contract provides that shareholder approval is not required with respect to any amendment that reduces the investment advisory fees payable by a Fund under the Advisory Contract; and

     WHEREAS, the Adviser, by letter dated October 31, 1997, agreed to a permanent waiver of a portion of its advisory fee for each of the Funds, in an amount equal to .25% of average daily net assets of such Fund, as set forth in Schedule A to such letter; and

     WHEREAS, the Trust and the Adviser desire to amend the Advisory Contract to restate the advisory fees set forth in each of Annex A through Annex H by incorporating the permanent fee waiver agreed to by the Adviser.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. Each of Annex A through Annex H of the Advisory Contract is hereby deleted in its entirety and the following is substituted therefor:

                                  ANNEX A

                         Lutheran Brotherhood Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$500,000,000 or less                                          .40%
Over $500,000,000 but not over $1,000,000,000                 .35%
Over $1,000,000,000                                           .30%


                                  ANNEX B

                   Lutheran Brotherhood Opportunity Growth Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$100,000,000 or less                                          .50%
Over $100,000,000 but not over $250,000,000                   .40%
Over $250,000,000 but not over $500,000,000                   .35%
Over $500,000,000 but not over $1,000,000,000                 .30%
Over $1,000,000,000                                           .25%

                                  ANNEX C

                     Lutheran Brotherhood Income Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$500,000,000 or less                                          .35%
Over $500,000,000 but not over $1,000,000,000                 .325%
Over $1,000,000,000                                           .30%



                                  ANNEX D

                   Lutheran Brotherhood Municipal Bond Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$500,000,000 or less                                          .325%
Over $500,000,000 but not over $1,000,000,000                 .3125%
Over $1,000,000,000                                           .30%

                                  ANNEX E

                    Lutheran Brotherhood Money Market Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$500,000,000 or less                                          .25%
Over $500,000,000 but not over $1,000,000,000                 .225%
Over $1,000,000,000 but not over $1,500,000,000               .20%
Over $1,500,000,000 but not over $2,000,000,000               .175%
Over $2,000,000,000                                           .15%


                                  ANNEX F

                      Lutheran Brotherhood High Yield Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$500,000,000 or less                                          .40%
Over $500,000,000 but not over $1,000,000,000                 .35%
Over $1,000,000,000                                           .30%

                                  ANNEX G

                    Lutheran Brotherhood World Growth Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$20,000,000 or less                                          1.00%
Over $20,000,000 but not over $50,000,000                     .85%
Over $50,000,000                                              .75%


                                  ANNEX H

                     Lutheran Brotherhood Mid Cap Growth Fund


                                                        Rates of Annual
                                                        Advisory Fee as
                                                        a Percentage of
          Average Daily                                  Average Daily
            Net Assets                                     Net Assets

On the portion of the Fund which is:

$100,000,000 or less                                          .45%
Over $100,000,000 but not over $250,000,000                   .40%
Over $250,000,000 but not over $500,000,000                   .35%
Over $500,000,000 but not over $1,000,000,000                 .30%
Over $1,000,000,000                                           .25%

     2. All other terms and conditions of the Advisory Contract remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Master Advisory Agreement to be executed as of the date first set forth above.


ATTEST:                                   THE LUTHERAN BROTHERHOOD FAMILY
                                            OF FUNDS



/s/ Otis F. Hilbert                       By:  /s/ Rolf F. Bjelland
Otis F. Hilbert, Secretary                     Rolf F. Bjelland, President


ATTEST:                                   LUTHERAN BROTHERHOOD RESEARCH
                                            CORP.



/s/ Otis F. Hilbert                       By:  /s/ Rolf F. Bjelland
Otis F. Hilbert, Secretary                     Rolf F. Bjelland, President